UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2017

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

Port Hueneme, California 93041

 (Address of principal executive offices) (Zip Code)

(805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 23, 2017, Stellar Biotechnologies, Inc. (the “Company”) held its 2017 annual general meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the Company’s 2017 Incentive Compensation Plan. A description of the material terms and conditions of the 2017 Incentive Compensation Plan appears on pages 35-45 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 1, 2017 and such description is incorporated herein by reference. This summary is qualified in its entirety by the full text of the 2017 Incentive Compensation Plan, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted to the shareholders at the Annual Meeting, all of which were approved:

•	the election of seven (7) directors to serve on the Company’s Board of Directors until the Company’s annual general meeting of shareholders to be held in 2018 or until their successors are duly elected and qualified;

•	the ratification of the appointment of Moss Adams LLP as the Company’s auditors and independent registered public accounting firm for the fiscal year ending September 30, 2017; and

•	the approval of the Company’s 2017 Incentive Compensation Plan.

The final voting results with respect to each matter are set forth below.

Election of Directors

NOMINEE	FOR VOTES	WITHHELD VOTES	ABSTAIN	BROKER NON-VOTES
Tessie M. Che	1,402,807	0	216,655	3,300,035
Paul Chun	1,401,459	0	218,003	3,300,035
David L. Hill	1,564,896	0	54,566	3,300,035
Daniel E. Morse	1,537,645	0	81,817	3,300,035
Frank R. Oakes	1,565,743	0	53,719	3,300,035
Charles V. Olson	1,406,768	0	212,694	3,300,035
Mayank D. Sampat	1,401,681	0	217,781	3,300,035

Ratification of the Appointment of Moss Adams LLP as the Company’s Auditors and Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2017

FOR VOTES	WITHHELD VOTES	ABSTAIN	BROKER NON-VOTES
4,840,165	0	79,332	0

Approval of 2017 Incentive Compensation Plan

FOR VOTES	AGAINST VOTES	ABSTAIN	BROKER NON-VOTES
1,311,522	307,940	0	3,300,035

Item 8.01.	Other Events.

Effective March 23, 2017, the Board approved the following Chairpersons and members of each of its standing committees:

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee

Mayank D. Sampat, Chair	David L. Hill, Chair	Paul Chun, Chair
David L. Hill	Mayank D. Sampat	David L. Hill
Paul Chun	Daniel E. Morse	Mayank D. Sampat
Paul Chun
Charles V. Olson

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	2017 Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: March 28, 2017	By:	/s/ Kathi Niffenegger
Name: Kathi Niffenegger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2017 Incentive Compensation Plan